SunTrust Banks, Inc. 1Q 2008 Earnings Presentation April 22, 2008 Exhibit 99.2

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2007 Annual Report on Form
10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.
This presentation includes non-GAAP financial measures to describe SunTrust’s performance. The reconciliation of those measures to GAAP measures are provided within this presentation. In this presentation, net interest income and net interest margin are presented on a fully taxable-equivalent (“FTE”) basis, and ratios are presented on an annualized basis. The FTE basis adjusts for the tax-favored status of income from certain loans and investments. The Company believes this measure to be the preferred industry measurement of net interest income and provides relevant comparison between taxable and non-taxable amounts.
The information in this presentation may contain forward-looking statements. Statements that do not describe historical or current facts, including statements about beliefs and expectations, and in particular the outlook statements provided at slide 26-27, are forward-looking statements. These statements often include the words “may,” “could,” “will,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “targets,” “initiatives,” “potentially,” “probably,” “projects,”
“outlook” or similar expressions. Such statements are based upon the current beliefs and expectations of SunTrust's management and on information currently available to management. The forward looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Such statements speak as of the date hereof, and SunTrust does not intend to update the statements made herein or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events.
Forward looking statements are subject to significant risks and uncertainties.  Investors are cautioned against placing undue reliance on such statements.  Actual results may differ materially from those set forth in the forward-looking statements.  Factors that could cause SunTrust’s results to differ materially from those described in the forward-looking statements can be found in the Company's 2007 Annual Report on Form 10-K, in the Company’s Quarterly Reports on Form 10-Q,
and in the Current Reports on Form 8-K filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's internet site
(http://www.sec.gov).
Those factors include: (1) adverse changes in general business or economic conditions could have a material adverse effect on our financial condition and results of operations; (2) changes in market interest rates or capital markets could adversely affect our revenues and expenses, the value of assets and obligations, costs of capital, or liquidity; (3) the fiscal and monetary policies of the federal government and its agencies could have a material adverse effect on our earnings; (4) changes in securities markets or markets for commercial or residential real estate could harm our revenues and profitability; (5) customers could pursue alternatives to bank deposits, causing us to lose a relatively inexpensive source of funding; (6) customers may decide not to use banks to complete their financial transactions, which could affect net income; (7) we have businesses other than banking, which subjects us to a variety of risks; (8) hurricanes and other natural disasters may adversely affect loan portfolios and operations and increase the cost of doing business; (9) negative public opinion could damage our reputation and adversely impact our business; (10) we rely on other companies for key components of our business infrastructure; (11) we rely on our systems, employees and certain counterparties, and certain failures could materially adversely affect our operations; (12) we depend on the accuracy and completeness of information about clients and counterparties; (13) regulation by federal and state agencies could adversely affect our business, revenues, and profit margins; (14) competition in the financial services industry is intense and could result in losing business or reducing profit margins; (15) future legislation could harm our competitive position; (16)
maintaining or increasing market share depends on market acceptance and regulatory approval of new products and services; (17) our ability to receive dividends from our subsidiaries accounts for most of our revenues and could affect our liquidity and ability to pay dividends; (18) significant legal actions could subject us to substantial uninsured liabilities; (19) we have in the past and may in the future pursue acquisitions, which could affect costs and from which we may not be able to realize anticipated benefits; (20) we depend on the expertise of key personnel without whom our operations may suffer; (21) we may be unable to hire or retain additional qualified personnel and recruiting and compensation costs may increase as a result of turnover, both of which may increase costs and reduce profitability and may adversely impact our ability to implement our business strategy; (22) our accounting policies and methods are key to how we report financial condition and results of operations, and may require management to make estimates about matters that are uncertain; (23) changes in our accounting policies or in accounting standards could materially affect how we report our financial results and condition; (24) our stock price can be volatile; (25) our disclosure controls and procedures may fail to prevent or detect all errors or acts of fraud; (26) our trading assets and financial instruments carried at fair value expose the Company to certain market risks; (27) weakness in residential property values and mortgage loan markets could adversely affect us; (28) we may be required to repurchase mortgage loans or indemnify mortgage loan purchasers as a result of breaches of representations and warranties, borrower fraud, or certain borrower defaults, which could harm our liquidity, results of operations and financial condition; and (29) we may enter into transactions with off-balance sheet entities affiliated with SunTrust or its subsidiaries which may cause us to recognize current or future losses.

Financial Performance:  Income Statement Summary
($ in millions, except per share data)
1Q 2008         4Q 2007            1Q 2007
% Change
Net Interest Income (FTE) $1,167.8 -2% -2%
Provision for Loan Losses 560.0 57%                 892%
Noninterest Income 1,057.5 84% 20%
Total Revenue (FTE) 2,225.3 26%                     8%
Total Noninterest Expense 1,255.1 -14% 2%
Provision for Income Taxes 91.6 -215% -60%
Net Income Available to Common Shareholders        283.6 NM                 -45%
Net Income Per Average Common Diluted Share    $   0.81 NM -44%
EPS of $0.81 Impacted by Increased Provision Expense and
Net Positive Non Core-Items

Capital & Liquidity
Solid Capital Foundation and Enhanced Liquidity Position
Tier 1 Capital Ratio 7.25%
Total Capital Ratio 11.00%
Tangible Equity to Tangible Assets         6.53%
Tier 1 target remains 7.5%
Issued $685 million enhanced trust preferred securities in February
Planned transactions regarding stock holdings in The Coca-Cola Company expected to be resolved during 2Q 2008
Anticipated Tier 1 increase of $1 billion or more from The Coca-Cola Company transactions would add roughly 65bps to Tier 1 ratio on a pro forma basis
Strong liquidity position; Brokered and Foreign deposits down 42%
1. Estimated
1
1

E² Efficiency and Productivity Program: Goals
$325¹
$350
$530¹
Total
Initial Goals
First Revision
of Goals
Second Revision
of Goals
2007 Actual/Goal 2008 Goal 2009 Goal
$215
(Actual)
$205
$135
2007 expense
savings of $215
million was 119% of
goal
Increased goals for
the second time
since program
inception
2009 gross expense
savings represent
11% of 2006
expense base
Expect $500 Million in 2008 Benefits, Up $150 Million; 2009
Program Goal Increased to $600 Million
1. Gross cost savings goals include approximately $50 million of interest expense savings related to reduced financing costs from disposition of corporate real estate, which will be fully realized beginning in 2Q 2008
($ in millions)
$600¹
Total
$500
$215
(Actual)

E   Efficiency and Productivity Program: Results
($ in millions)
Gross Savings in 1Q 2008 of $113 Million
Over 50% increase from 4Q
2007 run rate of $75 million
Annualized1Q 2008 savings
level of over $450 million
One-third of increase in run rate
driven by organizational review
Key contributors to achieving
remaining goals include supplier
management, outsourcing, and
process reengineering
$500 2008 Goal
$113 1Q Savings¹
1.  1Q 2008 gross savings includes $10 million in interest expense savings related to disposition of corporate real estate
500
400
300
200
100
2

Price
01/02/2006
01/10/2006
01/18/2006
01/26/2006
02/03/2006
02/11/2006
02/19/2006
02/27/2006
03/06/2006
03/14/2006
03/22/2006
03/30/2006

Spread
01/01/2006
01/09/2006
01/17/2006
01/25/2006
02/02/2006
02/10/2006
02/18/2006
02/26/2006
03/06/2006
03/14/2006
03/22/2006
03/30/2006

- 
- 
-

Risk Review:  Market Update
Volatility in the credit
markets has been
unprecedented
Prices of these indices
declined during the
quarter
Corporate and
mortgage credit markets
have taken the brunt of
the volatility
Source: Bloomberg
Source: Markit, SunTrust
ABX 06-2 AAA: Synthetic Index of AAA-rated benchmark subprime RMBS from the latter half of 2006 CMBX 06-2 AAA: Synthetic Index of AAA-rated benchmark CMBS from the latter half of 2006
LCDX: Synthetic Index of syndicated secured loans from the latter half of 2007 CDX: Synthetic Index referenced to 125 investment grade entities domiciled in North America
Structured Credit Index Prices - Q1 2008
64
68
72
76
80
84
88
92
96
100
CMBX 06-2 AAA
LCDX 9 5YR
ABX 06-2 AAA
5-yr CDX - Q1 2008
70
80
90
100
110
120
130
140
150
160
170
180
190
200

Risk Review:  Acquired Securities Portfolio
Aggressively Managing Trading Assets; 59% Reduction in Exposure
to Acquired Securities
We expect to sell additional securities
on an opportunistic basis; current
market environment continues to
remain challenging
Aggregate portfolio reduction will
continue, albeit at a slower rate. At a
minimum, we expect portfolio
exposure to be reduced below $1.4
billion by end of Q2
Mark-to-Market accounting
1.  Grand Horn is a AAA-rated security arising from the securitization of a commercial leveraged loan warehouse
Carrying         Acquisition
Value Value
3/31/08 Q4 2007
SIV $  685 $1,478
RMBS 242              1,042
CDO 287 429
Other ABS 46                 148
CLO 39                  47
— —
Subtotal              1,299 3,144
Grand Horn
CLO
1
323 359
Total $1,622 $3,503
($ in millions)

Risk Review:  Available for Sale Portfolio
SunTrust Maintains a High Quality AFS Investment Portfolio
Portfolio Quality
• High quality with 91% rated
AAA
• Short duration of 4.3 years
• Unrealized gain of $171 million
3.9%
1.  Excludes equity securities with a market value of $3.4 billion
2.  Excludes unrealized gains of $171 million on debt securities
AAA, 91%
AA, 4%
A & Below, 3%
NR, 2%
$12.3 Billion AFS Debt Securities
As of March 31, 2008
1,2

Credit Perspective:  Asset Quality Metrics
Annualized Charge-Offs of 97bps, ALLL Increased to 1.25%, NPL
ratio up to 1.67%, but Early Stage Delinquency Rate Stable
$ in Millions
03/31/2008 12/31/2007 Variance
Total Loans $123,713.2 $122,319.0 $1,394.2
Allowance for Loans & Lease Losses 1,545.3 1,282.5 262.8
Net Charge-offs 297.2 168.0 129.2
Provision Expense 560.0 356.8 203.2
NPAs 2,320.0 1,655.5 664.5
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
NPLs to Total Loans 1.67% 1.19% 0.48%
NPAs to Total Loans + OREO/OA 1.87% 1.35% 0.52%
ALLL to NPLs 74.70% 87.83% -13.12%
ALLL to Loans 1.25% 1.05% 0.20%
NCOs (annualized to Average Loans) 0.97% 0.55% 0.42%
30- 89 Days Past Due 1.52% 1.53% -0.01%

Credit Perspective:  Loan Portfolio as of 1Q 2008
Product Category
Nonaccrual
$MM's
Charge-Off
Rate
Residential Mortgages / 1.29%
Home Equity Lines 2.64%
Construction 520.7          0.74%
Commercial 97.9           0.35%
Commercial Real Estate 64.3           0.00%
Consumer 46.9           1.26%
$2,038.0 0.97%
$1,308.2
Growth in Nonaccrual Loans driven by Residential Mortgage and Construction Loans
Residential Mortgage & Home Equity combined represented 39% of total loans but they comprised 64% of total Nonaccrual Loans
Loan Portfolio - $123,713 million
Nonaccrual Loans - $2,038 million
Commercial,  $37,307
Commercial Real Estate,
$12,894
Retail Consumer & Credit
Card,  $12,305
Construction,  $12,981
Home Equity,  $15,134
Residential Mg,  $33,092
Consumer - Direct   $4,192
Consumer - Indirect $7,305
Credit Card             $  808

Performance in the Residential Mortgage Portfolio is Stabilizing
1. Does not include nonaccruals
2.00%
6.50
8.30
3.30
1.60
0.80
1.40%
12/31/07
60 + DLQ
1
1.77%
8.92
8.28
3.71
1.35
0.50
1.28%
03/31/08
60 + DLQ
1
$1,073.4
60.5
241.8
121.7
77.7
41.7
$  530.0
Total
$NPLs
Credit Quality Metrics
79% 100% $ 33,092 Total
97 1.4 470 Alt-A 2
nd
77 3.3 1,085 Alt-A 1
st
84 4.8 1,575 Lot Loans
92 12.3 4,080 Prime 2
nd
Insured
75  10.9 3,625 Home Equity Loans
77% 67.3% $ 22,257 Core Portfolio
Orig
WACLTV
% 03/31/08
Balance
Loan Type
Portfolio Profile
Credit Perspective:  Residential Mortgages
Residential Mortgages $33,092 million
(As of 03/31/08, $ in millions)

Credit Perspective:  Residential Mortgages
(As of 03/31/08, $ in millions)
We Have Already Recognized Expected Losses on 60% of the
Residential Mortgage NPL Balance
1. Most NPL’s in this category are claims in process.  A small number of losses were recognized due to denied claims.
2. Includes Home Equity NPL’s of $41.7 million not shown in above table
NPL’s with Write-downs
Loan Type
Balance
before
write-
down
-
Amount
of write-
down
=
NPL
Balance +
NPLs not
yet written
down
=
Total
NPL’s
2
% Loss
Severity
Core Portfolio $ 362.6 $ (31.7) $ 330.8 $ 199.2 $ 530.0 8.8%
Prime 2
nd
Insured
1
53.6 (10.8) 42.8 35.0 77.7 NA
Lot Loans 108.7 (29.9) 78.8 42.9 121.7 27.5
Alt-A 1
st
187.5 (20.9) 167.0 74.8 241.8 11.1
Alt-A 2
nd
150.1 (121.5) 28.6 31.9 60.5 80.9
Total $ 862.8 $ (214.8) $ 648.0 $ 383.7 $ 1,073.4

Credit Perspective:  Home Equity Lines
Home Equity Lines $15,134 million (As of 03/31/08, $ in millions)
1.  Excludes 3rd
party originated
2.  Excludes 3rd party originated and CLTV 90+%
3.  Excludes 3rd party originated, CLTV 90+% and Florida (81-90%)
4.  Annualized first quarter rate
Performance Issues Largely Confined to 3 Party Originated,
CLTV’s of >80% for Florida, and >90% for States Other Than
Florida
$15,134
9,409.5
1,162.2
2,705.2
$1,857.1
03/31/08
Balance
2.48% 1.55% 2.64% 723 74% 100.0% Total
0.87
2.56
1.76
4.10%
%
NPL
0.94
4.24
3.34
9.11%
Q1
C/O
4
%
Credit Quality Metrics
1.46 722 65 62.2 All Other
3
3.43 717 86 7.7 Florida
2
(81-90%
LTV)
2.87 736 95 17.9 CLTV > 90%
1
5.71% 715 86% 12.2%
3 Party
Originated
30 +
DLQ
Current
WAFICO
Orig
WACLTV
%
of
Portfolio
Type
Portfolio Profile
rd
rd

Credit Perspective:  Construction
1.  Annualized first quarter charge-off ratio
(As of 03/31/08, $ in millions)
Charge-offs increased during Q1 primarily in Construction-to-
Perm loans. Increase in NPLs driven by Construction-to-Perm and
Residential
Construction $12,981 million
4.0 39 117.8 0.42 666 26 16 2,135 Residential A&D
Commercial
0.2 3 8.5 0.00 1, 503 27 26 3,381 Construction
0.7 0 9.6 0.00 788 26 4 589 Commercial A&D
37%
39
42
50%
FL
NPL
%
$ 12,981
1,256
2,543
$ 3,077
03/31/08
Balance
4.5% $520.6 0.74% 28% 100% Total
32.9
189.0
$162.8
$
NPL
0.00
1.23
1.66%
Q1
C/O¹
%
Credit Quality Metrics
3.7 795 21 10 Raw Land
3.2 400 30 20 Construction
Residential
11.6% 477 31% 24% Construction Perm
%
30 +
DLQ
Avg.
Size
$000’s
%
FL
%
of
Portfolio
Type
Portfolio Profile

Credit Perspective:  Loss Mitigation Actions Taken or Planned
Residential builder portfolio
Reviews of exposure $
$1MM
Client prioritization discipline
Reduced exposure $1.4B in 2007
New Special Assets group dedicated to Real Estate
Three geographic units
Significant increase in workout officers
Handles homebuilders, large conventional
mortgages and construction to perm mortgages
Wholesale portfolio reviews
Proactive reviews of Wholesale segments of
portfolios
Monthly central credit review of relationships $
$100MM
Targeted reviews on industries with signs of
deterioration
Introduced new policy on:
Direct exposure
Indirect exposure
Exception approval
Weekly conference calls on market conditions
Repeated and on-going Home Equity policy changes:
Curbed Wholesale/broker channel originations
Eliminated CLTVs > 89.9% in broker channel
Additional LTV restrictions for “Declining Markets”,
2    homes and condos
DTI and Credit score restrictions
Mortgage / Home Equity Wholesale
Centralized construction to perm administration
Tightened underwriting standards for C/P and lot loans
(restricting LTV, DTI and property type, size and channel)
Tightened underwriting standards on Agency production
Enhancements to automated dialer calling strategies
Standardized more rigorous charge-off procedures
Significantly expanded workout/collections staff
Implemented aggressive loss mitigation program to keep
borrowers in their homes and avoid foreclosure
nd

Financial Performance: Loans & Deposits
($ in millions, average balances)
1Q 2008 4Q 2007 4Q 2007 1Q 2007
% Change
Annualized
Commercial $   36,375 4% 17% 7%
Real Estate Home Equity Lines 14,603 1 6                         6
Real Estate Construction 12,450 -6                      -24                       -7
Real Estate 1-4 Family 32,440 1                         6                       -5
Real Estate Commercial 13,113 2                         7                        2
Consumer – Direct 4,063 3                       12              -4
Consumer – Indirect 7,646                         -3                     -12                       -6
Credit Card 774 12 49 109
Total Loans 121,464     1                        5                        0
Noninterest-Bearing Deposits 20,616 -2                       -6                      -6
NOW Accounts 21,981 6                      24                      11
Money Market Accounts 25,343                           5                     18                      15
Savings 3,917 -6                     -25                     -22
Consumer Time 17,031 -1                       -3                        1
Other Time 12,280 -1 -2 1
Total Consumer and Commercial Deposits 101,168                           2                      6                         3
Brokered & Foreign Deposits 15,469 -2 -6 -42
Total Deposits $116,637 1% 4%                     -6%

Financial Performance:  Net Interest Margin
3.02%
3.10%
3.18%
3.07%
3.13%
1Q 2007 2Q 2007 3Q 2007 4Q 2007 1Q 2008
Margin of 3.07%, Up 5 bps from 1Q 2007, but Down 6 bps from
4Q 2007
Margin pressure from deposit pricing and
growing NPAs continues
Seeing early signs of stabilizing DDA
Further expected Fed rate reductions,
pricing pressure, and growing NPAs will
continue to create downward pressure on
net interest margin
As a result we expect some additional
compression in 2Q

Financial Performance:  Provision
Provision $560.0  $356.8           $147.0          $104.7
Net Charge-Offs $297.2         $168.0           $103.7          $  88.3
Net Charge-Off Ratio 0.97% 0.55%           0.34%           0.30%
Net ALLL Increase           $262.8         $188.8           $  43.3         $   16.4
Allowance to Loan Ratio          1.25%          1.05%            0.91%           0.88%
1Q 2008 4Q 2007 3Q 2007 2Q 2007
($ in millions)
Provision Expense Drives 20 bps Increase in Allowance to
Loan Ratio

Financial Performance:  Noninterest Income
($ in millions)
Noninterest Income up 20% over 1Q 2007 and 13% Excluding Net
Gains from Both Periods
1Q 2008 1Q 2007 Change
Noninterest Income $1,058 $879 20%
Net Adjustments¹
71 2
Adjusted Noninterest Income           987 $877
13%
Reported noninterest income up 20% versus 1Q 2007 driven by solid performance in most fee income businesses
Adjusting both years’ results for net gains results in a 13% increase
1.  Adjustment detail included in appendix includes securities gains and losses, Visa and Lighthouse gains, and impacts from adoption of FAS 157/159 and
SAB 109
$
%

Financial Performance:  Noninterest Expense
Core Expenses in 1Q 2008 Down Versus 4Q 2007 and Flat
Compared to 1Q 2007
Year over year adjusted expense flat in spite of $36 million in increased credit costs
Sequential quarter adjusted expenses are down even after absorbing $35 million seasonal increase in employee benefits expense
1. Adjustment detail included in appendix
2. Includes operating losses, credit and collections, and other real estate expense
Noninterest Expense $1,255             $1,455 $1,236 -14%            2%
Net Adjustments -24 145 -45
Adjusted Noninterest Expense             $1,279    $1,310 $1,281
Change          Change
1Q 2008 4Q 2007 1Q 2007 4Q 2007 1Q 2007
% %
($ in millions)
-2%          0%
2
1

Summary
Increasing capital and improving liquidity
Raising E   goals
Aggressively managing trading asset exposure
Minimizing new credit risk and mitigating existing risk
Growing deposits and prudently increasing loans
Manageable level of margin pressure
Solid noninterest income trends
Strong expense management results
2

22 Appendix

Items Impacting Financial Performance
Revenue
Visa IPO Gain Other Income $  86 $    -
Market Valuation Write-downs Trading Income (47) (477)
Market Valuation Write-downs Mortgage Production Income (53) (78)
Lighthouse Sale Gain Other Income 89 -
Corporate Real Estate Gain Other Income 37 119
SAB 109 Mortgage Production Income 18                                -
MSR Sale Mortgage Servicing Income                       - 19
Other-Than-Temporarily Impaired: AFS Securities Gains/(Losses)        (64)                               -
Expense
Seasonal Employee Benefits Employee Comp (35) -
Net E  Nonrecurring Miscellaneous (5) (10)
Debt Retirement Other Expense                                           (12)                              -
Visa Litigation Other Expense 39                            (77)
Affordable Housing Expense Other Expense (2) (58)
Income Statement Category
1Q 2008
Estimated
Impact
4Q 2007
Estimated
Impact
($ in millions)
2

Noninterest Income Reconciliation
($ in millions)
%                  %
Change        Change
1Q 2008 4Q 2007 1Q 2007 4Q 2007 1Q 2007
Total Noninterest Income $1,058        $   576 $879 84% 20%
Securities Gains/(Losses) 4                 6 -
AFS ABS OTTI – Securities Losses                 -64                - -
VISA IPO 86 - -
Market Valuation Write-downs                       -287 -561                    -9
– Trading
STI Debt Valuation Write-up                            240               84              -6
– Trading
Market Valuation Write-downs                         -53              -78 -27
– Mortgage Production
Lighthouse Gain 89                  - 32
Corporate Real Estate Gains                             37      119                     -
FAS 157/159 – Trading                                          - - 88
FAS 157/159 – Mortgage Production                  - - -42
FAS 91 –
Mortgage Production¹
- - -33
SAB 109 – Mortgage Production                      18 - -
Net Adjustments                                                  71 -430 2
Adjusted Noninterest Income                      $  987        $1,006              $876             -2%           13%
1. FAS 91 deferral elimination adjustments is reflected as an increase to 1Q 2007 to make comparable to future quarters

Noninterest Expense Reconciliation
1. FAS 91 deferral elimination increased expenses beginning in 2Q 2007.  1Q 2007 expenses adjusted upward to provide comparability to subsequent quarters
Noninterest Expense $1,255             $1,455 $1,236              -14%              2%
Net E   Nonrecurring 5 10                     2
FAS 91 Deferral - - -37
Visa Litigation Accrual -39                     77 -
Debt Retirement 12 - -
Affordable Housing Write-down 2                     58                    -
Tax Reserve Release -4 - -10
Net Adjustments -24 145 -45
Adjusted Noninterest Expense $1,279 $1,310 $1,281                -2%            0%
Change        Change
1Q 2008        4Q 2007        1Q 2007 4Q 2007 1Q 2007
% %
($ in millions)
2
1

Outlook
Economic Outlook
Expect a weak economy in the short-term with the possibility that weakness could extend into 2009
Expect home values to decline further
Risk
Looking at current NPL’s and delinquency queues, and recognizing that our foresight is constrained by economic uncertainty, we expect charge-offs to increase in the 2nd quarter by 15%-20% from the $300 million recorded in the 1st quarter. Deterioration has slowed and we believe ultimate losses will be manageable within our current capital, liquidity and earnings framework.
Looking at the portfolio trends and potential future scenarios, we believe we should experience lower charge-offs in the second half of the year provided that the economy and home prices do not deteriorate too far or fast from here.
Expect that some additional reserve building will be required; however, after increasing the reserve ratio by a combined 34 basis points in the last two quarters, including 20 bps in the 1 quarter, we expect that future quarterly increases will be at a much slower pace.
94% of the residential mortgage portfolio shows a decrease in 60+ delinquencies – we view this as a leading indicator of potentially lower future NPL’s and subsequent charge-offs.
We expect the home equity line portfolio to continue to produce significant charge-offs at least for the next few quarters as 30+
delinquency has ticked up since December and as home values remain soft.  There are some mitigating factors which suggest charge-
offs could stabilize: reductions in the prime rate are materially lowering payments, approximately two-thirds of the portfolio continues to perform well, and while 30+ delinquency ticked up from December, the rate of increase has slowed.
We expect the construction to permanent portfolio to rapidly decline over the next year.  Charge-offs in the book should peak in the next 3 to 6 months and decline after that as the portfolio runs-off.
Residential construction loans will continue to show increasing problems in our softer markets.
Aggressively managing trading assets, reducing exposure to acquired securities.  Aggregate portfolio reduction will continue, albeit at a slower rate; at a minimum, exposure is expected to be reduced below $1.4 billion by the end of the second quarter.  We believe we are carrying these securities at appropriate values; however, markets remain volatile and further valuation adjustments up or down are possible.
1. Actual results could differ materially from those contained in or implied by such statements - a list of important factors that could affect actual results are listed on slide 1
st
1

Outlook
Balance Sheet
There are early indications of DDA stabilization
Early signs indicated a cyclical shift in commercial client balances out of sweep accounts and into DDAs
Long-term Tier 1 target remains 7.5%
Expect transactions involving The Coca-Cola Company equity holdings to be complete in the second quarter of 2008
Anticipate minimum Tier 1 capital increase of approximately $1 billion from The Coca-Cola Company equity holdings transactions, which would add roughly 65 basis points to the Tier 1 ratio on a pro-forma basis
Anticipate reassessing the appropriateness of long-term Tier 1 target of 7.5% in a post transaction environment
Revenue & Expense
Realization of the full impact of the first quarter Fed rate reductions, continuing deposit pricing competition, growing NPA’s, and the potential for additional Fed cuts all point to further margin compression in the second quarter
Anticipate stabilization and possible expansion of margin in the second half of 2008 if deposit pricing pressures and volumes improve, despite the continuing potential for rising NPA’s
Expect to achieve run-rate savings of $500 million in 2008
Increased overall E   program goal to $600 million in run-rate savings during 2009
The bulk of the growth in E savings going forward will be generated by Supplier Management, Outsourcing, and Process
Reengineering
1. Actual results could differ materially from those contained in or implied by such statements - a list of important factors that could affect actual results are listed on slide 1
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